UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:    October 31

Date of reporting period:   October 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Patriot Premium Dividend Fund II

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

Trustees & officers
page 26

For more information
page 29


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide high current
income, consistent
with modest growth
of capital, for hold
ers of its common-
shares by investing
at least 80% of its
assets in dividend-
paying securities.

Over the last twelve months

* Preferred stocks were volatile in response to shifting views about the direction of the economy, inflation and interest rates.

* The Fund's performance was helped by its holdings in utility common stocks, although one holding in that group proved particularly disappointing.

* High-quality, fully taxable preferred holdings helped the Fund's performance.

[Bar chart with heading "John Hancock Patriot Premium Dividend Fund II". Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 14.82% net asset value for John Hancock Patriot Premium Dividend Fund II. The second bar represents the 8.06% market value for John Hancock Patriot Premium Dividend Fund II. A note below the chart reads, "The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

Top 10 issuers
 4.3%   Bear Stearns Cos., Inc.
 3.7%   Citigroup, Inc.
 3.2%   Lehman Brothers Holdings, Inc.
 3.2%   El Paso Tennessee Pipeline Co.
 3.0%   Energy East Corp.
 3.0%   CH Energy Group, Inc.
 3.0%   DTE Energy Co.
 3.0%   KeySpan Corp.
 2.7%   Monongahela Power Co.
 2.5%   NSTAR

As a percentage of net assets plus the value of preferred shares on October 31, 2004.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Premium Dividend Fund II

Preferred stocks -- which are the primary emphasis of John Hancock Patriot Premium Dividend Fund II -- were on a proverbial roller-coaster ride during the 12 months ended October 31, 2004, fluctuating in response to changing expectations about the economy, inflation and interest rates. Preferred stocks began the period on somewhat of a weak footing when faster-than-expected economic growth fanned fears of higher interest rates and caused preferreds to lapse into negative territory. Because preferreds make fixed payments in the form of dividends, their prices, like bonds', tend to move in the opposite direction of expectations for potential interest rates moves. Later, a wintertime preferred stock rally was triggered by weaker-than-expected employment data and comments from the Fed indicating that interest rate hikes were still distant. In the spring, the preferred market sold off once more when a string of stronger-than-expected economic reports and Fed Chairman Alan Greenspan's Congressional testimony convinced investors that the Fed would raise interest rates sooner than expected. But in the final three months of the period, preferreds stabilized and later rallied as investors anticipated the Fed's three rate hikes, followed by reassuring comments from the Fed suggesting it would take a "measured" approach to subsequent rate hikes.

"Preferred stocks...were on a
 proverbial roller-coaster ride dur
 ing the 12 months ended October
 31, 2004..."

Utility commons outperform

Utility common stocks enjoyed much more favorable conditions and produced far better returns than preferreds for the year, defying historical trends by doing well when interest rates were on the rise. Some of their success owed to the 2003 reduction in federal taxes individuals pay on most stock dividends. Utilities traditionally have offered consistently high dividends over the years, and those with dividends subject to tax relief benefited the most during the period.

Another factor aiding the group was its overall improved financial condition, the result of utilities' efforts to reduce debt, improve their balance sheets and shed money-losing unregulated subsidiaries.

[Photos of Greg Phelps and Mark Maloney flush right next to first paragraph.]

Performance

For the 12 months ended October 31, 2004, John Hancock Patriot Premium Dividend Fund II posted total returns of 14.82% at net asset value and 8.06% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 12.76% at net asset value, according to Lipper, Inc. In the same 12-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 28.69%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 9.42%.

"Among the Fund's best performers
 for the year were some utility
 common stocks..."

Performance boosters

Among the Fund's best performers for the year were some utility common stocks, including our holdings in Dominion Resources. The company, a fully integrated gas and electric holding company, generated strong results from its regulated electric operation and from improving trends in its gas operations due to rising energy prices. Our holdings in Ameren Corp., an electric and natural gas utility serving Missouri and Southern Illinois, also benefited performance. Investors liked the company's acquisition of Illinois Power, which will add to the company's stable regulated operations, further supporting an attractive dividend payout. A disappointment among our utility common holdings was Kansas City-based Aquila, an electric and gas energy provider that has been punished by investors after retreating from the wholesale energy-trading markets. Despite the company's challenges in fighting its way back, we continue to maintain our stake in Aquila because it has taken a number of positive steps to rebuild its balance sheet. It has extracted itself from money-losing gas supply contracts and executed a successful common and preferred stock offering, the proceeds of which were used to retire high-cost debt, thereby lowering interest costs.

[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Electric utilities 48%; the second is Gas utilities 10%, the third is Investment banking & brokerage 10%, the fourth is Multi-utilities & unregulated power 9%, and the fifth is Oil & gas exploration & production 6%.]

Preferreds

Even in a period when tax policy favored tax-advantaged preferred stocks, a number of our fully taxable preferred holdings were some of our better performers due to the combination of a lack of supply and rising demand. Standouts included our holdings in Baltimore Gas & Electric, which benefited from the fact that it was a relatively scarce, higher-quality issue with good call protection, meaning that it couldn't be redeemed by its issuer for a stated period of time. In addition, we enjoyed good gains from Coastal Finance, a subsidiary of El Paso Corporation, which rallied as El Paso sold non-core assets, paid down debt and improved its balance sheet.

[Pie chart in middle of page with heading "Portfolio diversification1" The chart is divided into three sections (from top to right): Preferred stocks 64%, Common stocks 34%, and Short-term investments 2%.]

Outlook

There's been a kind of disconnect between recent Fed actions and the bond and preferred markets' reactions over the past several months. Contrary to historical patterns, bonds and preferreds have recently rallied as rates rose. In our view, this counter-intuitive reaction suggests that the bond market may be forecasting that high and rising oil prices, plus the recent interest rate increases themselves, may be the catalysts for slower economic growth down the road. Moreover, it appears that there are some other crosscurrents that could work against the economy, namely a slowdown in consumer consumption as home loan refinancings slow, and the potential lack of new tax cuts to spur spending. That said, the Fed has indicated that it is leaning toward future rate increases. If the economy strengthens and there is more upward pressure on interest rates than the market currently anticipates, preferreds could undergo a period of lackluster performance. On the other hand, stable or falling rates would likely bode well for preferreds. As for utility common stocks, we remain optimistic about their prospects. The utility companies' improving financial health should continue to catch the eye of investors looking for high dividend-paying defensive stocks.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Coastal Finance followed by an up arrow with the phrase "Parent company's moves help subsidiary." The second listing is Dominion Resources followed by an up arrow with the phrase "Rising energy prices help boost financial performance." The third listing is Aquila followed by a down arrow with the phrase "Residual problems with energy trading."]

"...stable or falling rates would likely bode well for preferreds."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest more than 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on October 31, 2004.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 53.45%                                                                                      $94,371,154
(Cost $93,629,393)

Electric Utilities 34.66%                                                                                  61,197,016
Alliant Energy Corp.                                                                          199,900       5,273,362
Ameren Corp.                                                                                   80,000       3,840,000
Aquila, Inc. (I)                                                                              247,500         784,575
CH Energy Group, Inc.                                                                         186,200       8,310,106
Cinergy Corp.                                                                                  40,000       1,580,800
Consolidated Edison, Inc.                                                                      78,000       3,389,100
DTE Energy Co.                                                                                193,500       8,264,385
Great Plains Energy, Inc.                                                                      10,000         284,900
NSTAR                                                                                         138,000       6,826,860
OGE Energy Corp.                                                                              137,632       3,491,724
Progress Energy, Inc.                                                                          79,000       3,262,700
Progress Energy, Inc. (Contingent Value Obligation) (B)(I)                                    176,250          28,200
Puget Energy, Inc.                                                                            130,400       3,033,104
Sierra Pacific Resources (I)                                                                  369,000       3,542,400
TECO Energy, Inc.                                                                             196,750       2,754,500
WPS Resources Corp.                                                                            55,400       2,631,500
Xcel Energy, Inc.                                                                             228,000       3,898,800

Gas Utilities 7.98%                                                                                        14,085,518
KeySpan Corp.                                                                                 205,700       8,217,715
NiSource, Inc.                                                                                133,550       2,864,647
Peoples Energy Corp.                                                                           70,200       3,003,156

Integrated Telecommunication Services 0.00%                                                                        62
Touch America Holdings, Inc. (H)                                                               31,000              62

Multi-Utilities & Unregulated Power 10.81%                                                                 19,088,558
Dominion Resources, Inc.                                                                       79,700       5,126,304
Duke Energy Corp.                                                                              90,000       2,207,700
Energy East Corp.                                                                             330,000       8,316,000

See notes to
financial statements.


6


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Multi-Utilities & Unregulated Power (continued)
National Fuel Gas Co.                                                                          70,700      $1,981,014
Public Service Enterprise Group, Inc.                                                          16,000         681,440
Vectren Corp.                                                                                  30,000         776,100

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Preferred stocks 99.71%                                                                                  $176,064,885
(Cost $170,699,000)

Agricultural Products 1.91%                                                                                 3,374,063
Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)                                  BB+           44,250       3,374,063

Broadcasting & Cable TV 0.64%                                                                               1,123,891
Shaw Communications, Inc., 8.50% (Canada)                                        B+            44,300       1,123,891

Consumer Finance 2.98%                                                                                      5,257,800
SLM Corp., 6.97%, Ser A                                                          BBB+          92,000       5,257,800

Diversified Banks 4.94%                                                                                     8,730,590
Bank of America Corp., 6.75%,
Depositary Shares, Ser VI                                                        A-            93,800       5,022,990
Royal Bank of Scotland Group plc, 5.75%,
Ser L (United Kingdom)                                                           A            155,000       3,707,600

Electric Utilities 40.87%                                                                                  72,174,572
Alabama Power Co., 5.20%                                                         BBB+         229,475       5,668,032
Baltimore Gas & Electric Co., 6.70%, Ser 1993                                    BBB-          20,250       2,107,266
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          30,000       3,168,750
BGE Capital Trust II, 6.20%                                                      A3           191,000       4,832,300
Boston Edison Co., 4.78%                                                         BBB+          67,342       5,993,438
Carolina Power & Light Co., $4.20                                                Baa3          41,151       3,136,480
Carolina Power & Light Co., $5.44                                                BB+           10,260         974,700
Delmarva Power & Light Co., 3.70%                                                BBB-          13,109         939,751
Duquesne Light Co., 6.50%                                                        BB+           52,000       2,672,800
Energy East Capital Trust I, 8.25%                                               BBB-         180,700       4,806,620
Georgia Power Co., 6.00%, Ser R                                                  A             34,900         880,876
Interstate Power & Light Co., 7.10%, Ser C                                       BBB-          48,300       1,323,724
Monongahela Power Co., $6.28, Ser D                                              CCC+          24,931       1,988,247
Monongahela Power Co., $7.73, Ser L                                              B-            55,500       5,369,625
PPL Electric Utilities Corp., 4.40%                                              BBB           22,580       1,812,045
PSI Energy, Inc., 6.875%                                                         BBB-          49,260       5,147,670
Public Service Electric & Gas Co., 4.18%, Ser B                                  BB+           10,587         794,025
Public Service Electric & Gas Co., 6.92%                                         BB+           47,998       5,009,791

See notes to
financial statements.


7


FINANCIAL STATEMENTS

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Electric Utilities (continued)
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                 CCC+         200,986       4,723,171
Virginia Electric & Power Co., $4.80                                             BBB            6,338         579,333
Virginia Electric & Power Co., $6.98                                             BBB           35,000       3,660,783
Virginia Electric & Power Co., $7.05                                             BBB           10,000       1,046,563
Wisconsin Public Service Corp., 6.76%                                            A             35,883       3,721,742
Xcel Energy, Inc., $4.08, Ser B                                                  BB+            8,610         628,530
Xcel Energy, Inc., $4.11, Ser D                                                  BB+            8,470         618,310
Xcel Energy, Inc., $4.16, Ser E                                                  BB+            7,500         570,000

Gas Utilities 7.84%                                                                                        13,838,657
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                     CCC-         186,000       8,782,697
Southern Union Co., 7.55%                                                        BB+          185,200       5,055,960

Integrated Oil & Gas 2.24%                                                                                  3,956,700
Coastal Finance I, 8.375%                                                        CCC-         165,000       3,956,700

Integrated Telecommunication Services 0.06%                                                   100,000
Touch America Holdings, Inc., $6.875 (H)                                         D             50,000         100,000

Investment Banking & Brokerage 15.62%                                                                      27,583,950
Bear Stearns Cos., Inc. (The), 5.49%, Ser G                                      BBB           50,650       2,540,097
Bear Stearns Cos., Inc. (The), 5.72%, Ser F                                      BBB           95,300       5,003,250
Bear Stearns Cos., Inc. (The), 6.15%, Ser E                                      BBB           84,000       4,452,000
J.P Morgan Chase & Co., 6.625%, Ser H                                            A-           100,000       5,275,000
Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares                                                                BBB+         124,800       6,271,200
Lehman Brothers Holdings, Inc., 5.94%, Ser C                                     BBB+          53,000       2,703,000
Merrill Lynch & Co., Inc, 9.00%,
Depositary Shares, Ser A                                                         A-            52,300       1,339,403

Other Diversified Financial Services 5.76%                                                                 10,170,210
Citigroup, Inc., 6.213%, Ser G                                                   A             96,000       5,208,000
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                A             64,500       3,444,300
Citigroup, Inc., 6.365%, Depositary Shares, Ser F                                A             28,500       1,517,910

Multi-Utilities & Unregulated Power 3.30%                                                                   5,824,847
South Carolina Electric & Gas Co., 6.52%                                         Baa1          55,000       5,824,847

Oil & Gas Exploration & Production 9.87%                                                                   17,434,880
Anadarko Petroleum Corp., 5.46%,
Depositary Shares                                                                BBB-          47,700       4,831,118
Apache Corp., 5.68%, Depositary Shares, Ser B                                    BBB           51,500       5,188,625
Devon Energy Corp., 6.49%, Ser A                                                 BB+           50,645       5,335,137
Nexen, Inc., 7.35% (Canada)                                                      BBB-          80,000       2,080,000

See notes to
financial statements.


8


FINANCIAL STATEMENTS

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Regional Banks 2.86%                                                                                       $5,047,125
HSBC USA, Inc., $2.8575                                                          A1            93,900       5,047,125

Trucking 0.82%                                                                                              1,447,600
AMERCO, 8.50%, Ser A                                                             CCC+          55,000       1,447,600

                                                                                 Interest   Par value
Issuer, description, maturity date                                               rate           (000)           Value
Short-term investments 3.61%                                                                               $6,380,000
(Cost $6,380,000)

Commercial Paper 3.61%                                                                                      6,380,000
ChevronTexaco Corp., 11-01-04                                                    1.750%        $6,380       6,380,000

Total investments 156.77%                                                                                $276,816,039

Other assets and liabilities, net (56.77%)                                                              ($100,245,602)

Total net assets 100.00%                                                                                 $176,570,437


(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(H) Non-income-producing issuer filed for protection under the Federal
    Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(S) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,374,063 or 1.91% of the Fund's net assets as of October 31, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
percentages of the
Fund's investments
aggregated by
various industries.

Industry distribution         Value as a percentage of Fund's total investments
-------------------------------------------------------------------------------
Agricultural Products                                                     1.22%
Broadcasting & Cable TV                                                   0.41
Consumer Finance                                                          1.90
Diversified Banks                                                         3.15
Electric Utilities                                                       48.18
Gas Utilities                                                            10.09
Integrated Oil & Gas                                                      1.43
Integrated Telecommunication Services                                     0.04
Investment Banking & Brokerage                                            9.97
Other Diversified Financial Services                                      3.67
Multi-Utilities & Unregulated Power                                       9.00
Oil & Gas Exploration & Production                                        6.30
Regional Banks                                                            1.82
Trucking                                                                  0.52
Short-term investments                                                    2.30

Total investments                                                       100.00%

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for
each common
share.

Assets
Investments, at value (cost $270,708,393)                        $276,816,039
Cash                                                                      938
Dividends receivable                                                1,197,780
Other assets                                                           55,513

Total assets                                                      278,070,270

Liabilities
Common shares dividends payable                                       978,025
Payable to affiliates
Management fees                                                       186,004
Other                                                                  23,312
Other payables and accrued expenses                                   127,124

Total liabilities                                                   1,314,465

Dutch Auction Rate Transferrable Securities preferred
shares (DARTS), Series A, at value, unlimited number
of shares of beneficial interest authorized with no
par value, 500 shares issued, liquidation preference
of $100,000 per share                                              50,096,966
DARTS Series B, at value, unlimited number of shares
of beneficial interest authorized with no par value,
500 shares issued, liquidation preference of
$100,000 per share                                                 50,088,402

Net assets
Common shares capital paid-in                                     168,345,748
Accumulated net realized loss on investments                          (61,746)
Net unrealized appreciation of investments                          6,107,646
Accumulated net investment income                                   2,178,789

Net assets applicable to common shares                           $176,570,437

Net asset value per common share
Based on 15,046,539 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                           $11.73

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                         $15,611,601
Interest                                                               65,986

Total investment income                                            15,677,587

Expenses
Investment management fees                                          2,139,989
Administration fees                                                   271,229
DARTS auction fees                                                    269,167
Federal excise tax                                                     90,228
Miscellaneous                                                          54,836
Custodian fees                                                         52,986
Professional fees                                                      45,449
Transfer agent fees                                                    42,445
Printing                                                               39,790
Registration and filing fees                                           23,978
Trustees' fees                                                         16,460

Total expenses                                                      3,046,557

Net investment income                                              12,631,030

Realized and unrealized gain
Net realized gain on investments                                      502,635
Change in net unrealized appreciation
(depreciation) of investments                                      11,520,595

Net realized and unrealized gain                                   12,023,230
Distributions to DARTS Series A                                      (654,278)
Distributions to DARTS Series B                                      (656,911)

Increase in net assets from operations                            $23,343,071

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders
and any increase
due to the
reinvestment of
distributions.
                                                            Year          Year
                                                           ended         ended
                                                        10-31-03      10-31-04
Increase in net assets
From operations

Net investment income                                $13,096,281   $12,631,030
Net realized gain (loss)                                 (21,584)      502,635
Change in net unrealized
appreciation (depreciation)                           18,227,481    11,520,595
Distributions to DARTS
Series A and B                                        (1,260,360)   (1,311,189)

Increase in net assets resulting
from operations                                       30,041,818    23,343,071

Distributions to common shareholders
From net investment income                           (15,322,365)  (12,187,484)
From Fund share transactions                             372,565        73,246

Net assets
Beginning of period                                  150,249,586   165,341,604

End of period 1                                     $165,341,604  $176,570,437

1 Includes accumulated net investment income of $2,963,138 and $2,178,789, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $12.09      $12.24      $12.06      $10.01      $10.99
Net investment income 1                                   1.06        1.05        0.99        0.87        0.84
Net realized and unrealized gain
(loss) on investments                                     0.21       (0.20)      (2.14)       1.21        0.80
Distributions to DARTS
Series A and B                                           (0.31)      (0.25)      (0.12)      (0.08)      (0.09)
Total from
investment operations                                     0.96        0.60       (1.27)       2.00        1.55
Less distributions
to common shareholders
From net investment income                               (0.81)      (0.78)      (0.78)      (1.02)      (0.81)
Net asset value, end of period                          $12.24      $12.06      $10.01      $10.99      $11.73
Per share market value, end of period                   $10.13      $10.93       $9.40      $11.14      $11.19
Total return at market value 2 (%)                       12.56       15.22       (7.55)      30.87        8.06

Ratios and supplemental data
Net assets applicable to common shares,
end of period (in millions)                               $184        $181        $150        $165        $177
Ratio of expenses
to average net assets 3 (%)                               1.85        1.78        1.91        1.91        1.78
Ratio of net investment income
to average net assets 4 (%)                               9.13        8.46        8.66        8.45        7.38
Portfolio turnover (%)                                      18          27          10           9           9
Senior securities
Total DARTS Series A outstanding
(in millions)                                              $50         $50         $50         $50         $50
Total DARTS Series B outstanding
(in millions)                                              $50         $50         $50         $50         $50
Involuntary liquidation preference DARTS
Series A per unit (in thousands)                          $100        $100        $100        $100        $100
Involuntary liquidation preference DARTS
Series B per unit (in thousands)                          $100        $100        $100        $100        $100
Average market value
per unit (in thousands)                                   $100        $100        $100        $100        $100
Asset coverage per unit 5                             $283,629    $283,166    $247,689    $264,239    $272,034

See notes to
financial statements.

Notes to Financial Highlights

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.17%, 1.16%, 1.20%, 1.16% and 1.12%, respectively.

4 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.80%, 5.50%, 5.46%, 5.14% and 4.66%, respectively.

5 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS


NOTE A
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $52,139 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 -- $30,872 and October 31, 2011 -- $21,267.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to common and preferred shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2003, the tax character of distributions paid was as follows: ordinary income $16,582,725. During the year ended October 31, 2004, the tax character of distributions paid was as follows: ordinary income $13,498,673.

As of October 31, 2004, the components of distributable earnings on a tax basis included $3,382,752 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net assets and the value attributable to the Dutch Auction Rate Transferable Securities preferred shares (collectively, "managed assets"), plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly managed assets. For the year ended October 31, 2004 the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund's average weekly managed assets. The compensation for the year amounted to $271,229. The Fund also paid the Adviser the amount of $821 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the dividend reinvestments, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                 YEAR ENDED 10-31-03           YEAR ENDED 10-31-04
                              SHARES          AMOUNT        SHARES          AMOUNT
Beginning of period       15,002,724    $168,078,401    15,039,985    $168,356,100
Distributions reinvested      37,261         372,565         6,554          73,246
Reclassification of
capital accounts                  --         (94,866)           --         (83,598)

End of period             15,039,985    $168,356,100    15,046,539    $168,345,748

Dutch Auction Rate
Transferable Securities
preferred shares Series A
and Series B

The Fund issued Dutch Auction Rate Transferable Securities preferred shares ("DARTS"), 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A and B ranged from 1.07% to 1.79% and from 1.00% to 1.99%, respectively, during the year ended October 31, 2004. Accrued dividends on DARTS are included in the value of DARTS on the Fund's Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund's by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $32,692,427 and $24,977,053, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $270,717,949. Gross unrealized appreciation and depreciation of investments aggregated $26,621,665 and $20,523,575, respectively, resulting in net unrealized appreciation of $6,098,090. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $304, an increase in accumulated net investment income of $83,294 and a decrease in capital paid-in of $83,598. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation and nondeductible excise tax. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche, LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Premium Dividend Fund II,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund II (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003 and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2004, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

Investment
objective
and policy

The Fund's investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend-paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of share- holders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On December 16, 2003, the Trustees approved the following change to the Fund's by-laws. The auction preferred section of the Fund's by-laws was changed to update the rating agency requirements, in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountant's confirmation only once per year, at the Fund's fiscal year end, and changes to the agencies' basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund's by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and
(2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 18, 2004, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 14,373,407 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified (there were no current nominees for election by the preferred shareholders), with the votes tabulated as follows:

                                             WITHHELD
                          FOR               AUTHORITY
----------------------------------------------------------------
Patti McGill Peterson     14,204,693          167,879
Steven Pruchansky         14,221,547          151,025
Norman H. Smith           14,204,936          167,636

The common and preferred shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2004, with the votes tabulated as follows:
14,264,629 FOR, 33,128 AGAINST and 75,650 ABSTAINING.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1992                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1989                28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1995                28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


26


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               1995                28
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2002                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2002                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               1992                28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1992                28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                1993                28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


27


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and
dividend disburser

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Transfer agent for DARTS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Stock symbol

Listed New York Stock
Exchange: PDT

For shareholder assistance refer to page 24

How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:
          Mellon Investor Services
          85 Challenger Road
          Overpeck Centre
          Ridgefield Park, NJ 07660

Phone     Customer service representatives        1-800-852-0218
          Portfolio commentary                    1-800-344-7054
          24-hour automated information           1-800-843-0090
          TDD line  1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

P200A  10/04
       12/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $29,750 for the fiscal year ended October 31, 2003 and $31,250 for the fiscal year ended October 31, 2004. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,100 for the fiscal year ended October 31, 2003 and $2,250 for the fiscal year ended October 31, 2004. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $21,700 for the fiscal year ended October 31, 2003 and $4,000 for the fiscal year ended October 31, 2004. There were no other fees during the fiscal year ended October 31, 2003 and October 31, 2004 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant's report on the registrant's Eligible Asset Coverage. These fees were approved by the registrant's audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $149,700 for the fiscal year ended October 31, 2003, and $2,250 for the fiscal year ended October 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner
Dr. John A. Moore
Patti McGill Peterson
John P. Toolan

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    December 21, 2004